                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-12

                         CHINA AUTOMOTIVE SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


--------------------------------------------------------------------------------
      Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


--------------------------------------------------------------------------------
      1) Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------
      2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
      4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
      5) Total fee paid:

--------------------------------------------------------------------------------
      [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      1) Amount Previously Paid:

--------------------------------------------------------------------------------
      2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
      3) Filing Party:

--------------------------------------------------------------------------------
      4) Date Filed:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         CHINA AUTOMOTIVE SYSTEMS, INC.

                          ----------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE 28, 2005

      The Annual Meeting of Stockholders of China Automotive Systems, Inc. (the "Company") will be held on June 28, 2005 at 10 am local time at Conference Room 3106-3108, Heller Ehrman LLP, 333 Bush Street, San Francisco, California 94104, for the following purposes, as more fully described in the accompanying proxy statement:

      1. To elect eight directors to hold office until the 2006 Annual Meeting of Stockholders and until their successors are elected and qualified.

      2. To approve the adoption of the 2004 Stock Option Plan, to reserve 2,200,000 shares of common stock issuable under the plan, and to approve prior stock option grants exercisable for 22,500 shares of common stock to certain outside directors under the plan.

      3. To ratify the appointment of Schwartz Levitsky Feldman LLP as the Company's independent auditors for the fiscal year ending December 31, 2005.

      4. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

      Only stockholders of record at the close of business on May 31, 2005 will be entitled to notice of, and to vote at, such meeting or any adjournments or postponements thereof.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            /s/ Chen Hanlin
                                            ----------------------------------
                                            Chen Hanlin
                                            Chairman

Hubei, People's Republic of China
June 2, 2005

                             YOUR VOTE IS IMPORTANT!

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD.

                         CHINA AUTOMOTIVE SYSTEMS, INC.

                  No. 1 Henglong Road, Yu Qiao Development Zone
                 Shashi District, Jing Zhou City, Hubei Province
                           People's Republic of China
                                (86) 716-832 9196

                             -----------------------

                                 PROXY STATEMENT

                             -----------------------

                       2005 ANNUAL MEETING OF STOCKHOLDERS

         China Automotive Systems, Inc. (the "Company") is furnishing this proxy statement and the enclosed proxy in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on June 28, 2005, at 10 am local time, at Conference Room 3106-3108, Heller Ehrman LLP, 333 Bush Street, San Francisco, California 94104, and at any adjournments thereof (the "Annual Meeting"). These materials are being mailed to stockholders on or about June 2, 2005.

         Only holders of the Company's common stock as of the close of business on May 31, 2005 (the "Record Date") are entitled to vote at the Annual Meeting. Stockholders who hold shares of the Company in "street name" may vote at the Annual Meeting only if they hold a valid proxy from their broker. As of the Record Date, there were 22,574,542 shares of common stock outstanding.

         A majority of the outstanding shares of common stock entitled to vote at the Annual Meeting must be present in person or by proxy in order for there to be a quorum at the meeting. Stockholders of record who are present at the meeting in person or by proxy and who abstain from voting, including brokers holding customers' shares of record who cause abstentions to be recorded at the meeting, will be included in the number of stockholders present at the meeting for purposes of determining whether a quorum is present.

         Each stockholder of record is entitled to one vote at the Annual Meeting for each share of common stock held by such stockholder on the Record Date. Stockholders do not have cumulative voting rights. Stockholders may vote their shares by using the proxy card enclosed with this proxy statement. All proxy cards received by the Company which are properly signed and have not been revoked will be voted in accordance with the instructions contained in the proxy cards. If a signed proxy card is received which does not specify a vote or an abstention, the shares represented by that proxy card will be voted for the nominees to the Board of Directors listed on the proxy card and in this proxy statement, for approval of the adoption of the 2004 Stock Option Plan (the "Plan"), including prior stock option grants to certain outside directors, and for the ratification of the appointment of Schwartz Levitsky Feldman LLP as the Company's independent auditors for the fiscal year ending December 31, 2005. The Company is not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than those stated in this proxy statement and the accompanying Notice of Annual Meeting of Stockholders. If any other matters are properly brought before the Annual Meeting, the enclosed proxy card gives discretionary authority to the persons named as proxies to vote the shares represented by the proxy card in their discretion.

         Under Delaware law and the Company's Certificate of Incorporation and Bylaws, if a quorum exists at the meeting, the affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "Withhold authority" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "Abstain" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

         For shares held in "street name" through a broker or other nominee, the broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if stockholders do not give their broker or nominee specific instructions, their shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

         A stockholder of record may revoke a proxy at any time before it is voted at the Annual Meeting by (a) delivering a proxy revocation or another duly executed proxy bearing a later date to the Secretary of the Company at No. 1 Henglong Road, Yu Qiao Development Zone, Shashi District, Jing Zhou City, Hubei Province, People's Republic of China, or (b) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not revoke a proxy unless the stockholder actually votes in person at the meeting.

         The proxy card accompanying this proxy statement is solicited by the Board of Directors of the Company. The Company will pay all of the costs of soliciting proxies. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies personally, or by telephone, without receiving additional compensation. The Company, if requested, will also pay brokers, banks and other fiduciaries who hold shares of Common Stock for beneficial owners for their reasonable out-of-pocket expenses of forwarding these materials to stockholders.

                               BOARD OF DIRECTORS

         The name, age and year in which the term expires of each member of the Board of Directors of the Company is set forth below:


                                                                                                   TERM EXPIRES
                                                                                                      ON THE
                                                                                                  ANNUAL MEETING
                  NAME                      AGE                   POSITION                       HELD IN THE YEAR
-----------------------------------------  ----- --------------------------------------------  ----------------------
Hanlin Chen                                 48   Chief Executive Officer and Chairman of               2006
                                                 the Board
Qizhou Wu                                   40   Chief Operating Officer and Director                  2006
Guofu Dong                                  39   Vice President and Director                           2006
Li Ping Xie                                 44   Director                                              2006
Yiu Wong Tse Andy                           34   Sr. VP, Director                                      2006
Robert Tung                                 48   Director                                              2006
Dr. Haimian Cai                             41   Director                                              2006
William E. Thomson                          63   Director                                              2006


         At the Annual Meeting, the stockholders will vote on the election of Hanlin Chen, Qizhou Wu, Guofu Dong, Li Ping Xie, Yiu Wong Tse Andy, Robert Tung, Dr. Haimian Cai and William E. Thomson as directors to serve for a one-year term until the annual meeting of stockholders in 2006 and until their successors are elected and qualified. All directors will hold office until the annual meeting of stockholders at which their terms expire and the election and qualification of their successors.

                        NOMINEES AND CONTINUING DIRECTORS

         The following individuals have been nominated for election to the Board of Directors or will continue to serve on the Board of Directors after the Annual Meeting:

         Hanlin Chen has served as Chairman of the board and CEO since March 2003. Mr. Chen is a standing board member of Political Consulting Committee of Jingzhou City and vice president of Foreign Investors Association of Hubei Province. He was the general manager of Jiulong from 1993 to 1997. Since 1997, he has been the Chairman of the Board of Henglong. Mr. Chen graduated from Barrington University with an MBA degree.

         Qizhou Wu has served as a Director and the Chief Operating Officer since March 2003. He was the Managing Vice General Manager of Jiulong from 1993 to 1999 and GM of Henglong from 1999 to 2002. Mr. Wu graduated from Tsinghua University in Beijing with a Masters degree in Automobile Engineering.

         Guofu Dong has served as a Director and the Vice President of the Company and oversees general management, international business and investor relations since March 2003. Mr. Dong has over ten years experience in corporate management and strategic development. Mr. Dong graduated from Fujian Normal University with a Bachelor of Arts degree. He also completed his law degree in Fudan University.

         Liping Xie has served as a Director of the Company since March 2003. She is the Vice GM of Xiamen Joylon Co., Ltd. She was the Vice GM at Xiamen Jiayum Auto-parts Repairing Company from 1990-1999. Ms. Xie is the wife of the Company's Chief Executive Officer, Mr. Hanlin Chen.

         Andy Yiu Wong Tse has served as a Director and Sr. VP of the Company since March 2003. He has also served as the general manager of the Henglong and Jiulong joint ventures and the chairman of the board of Shenyang since 2003. He was the vice GM of Jiulong from 1993 to 1997 and the vice GM of Henglong. Mr. Tse has over 10 years of experience in automotive parts sales and strategic development. Mr. Tse has an MBA from the China People University.

         Robert Tung has been a Director of the Company since September 2003 and a member of the Company's Audit Committee, Compensation Committee and Nominating/Corporate Governance Committee. Mr. Tung is currently the President of Multi-Media Communications, Inc. and Executive Vice President of Super Microbial Sciences International, LLC. Mr. Tung holds an M.S. in Chemical Engineering from the University of Virginia and B.S. degrees in Computer Science and Chemical Engineering from the University of Maryland and National Taiwan University, respectively.

         Dr. Haimian Cai has been a Director since September 2003 and a member of the Company's Audit Committee, Compensation Committee and Nominating/Corporate Governance Committee. Dr. Cai is a technical specialist in the automotive industry. Prior to that, Dr. Cai was a staff engineer in ITT Automotive Inc. Dr. Cai has written more than fifteen technical papers and co-authored a technical book regarding the power of metallurgy industry for automotive application. Dr. Cai has more than ten patents including pending patents. Dr. Cai holds a B.S. Degree in Automotive Engineering from Tsinghua University and a M.S. and Ph.D in manufacturing engineering from Worcester Polytechnic Institute

         William E. Thomson, CA has been a Director of the Company since September 2003 and is a member of the Company's Audit, Compensation and Nominating/Corporate Governance Committees. Mr. Thomson has been the president of Thomson Associates, Inc., a merchant banking company, since 1978. Mr. Thomson's current additional directorships include: Nasdaq - Maxus Technology Inc. (Technology Waste Recycling); TSX - Asia Media Group Ltd. Chm. (Media), Score Media Inc. (formerly Headline Media Group Inc.) (Media), YTW Weslea Growth Capital Corporation (Capital Pool Company); Private - Corbett Waste Solutions Corporation Barbados) (Waste Management Solutions), Electrical Contacts Ltd. (Electrical Contacts), Redpearl Funding Corporation (IT Financing), Wright Tech Systems Inc. (Waste Management Solutions), YTW Growth Capital Management Corporation (Vice Chairman); Not For Profit - World Education Services.

         There are no family relationships among any of the Company's directors or executive officers except Ms. Liping Xie is the wife of the Company's Chief Executive Officer, Mr. Hanlin Chen, and the sister of Mr. Andy Yiu Wong Tse.


                               DIRECTOR NOMINATION

         Criteria for Board Membership. In selecting candidates for appointment or re-election to the Board, the nominating/corporate governance committee (the "nominating/corporate governance committee") considers the appropriate balance of experience, skills and characteristics required of the Board of Directors, and seeks to insure that at least three directors are independent under the rules of the Nasdaq Stock Market, and that members of the Company's audit committee meet the financial literacy and sophistication requirements under the rules of the Nasdaq Stock Market and at least one of them qualifies as an "audit committee financial expert" under the rules of the Securities and Exchange Commission. Nominees for director are selected on the basis of their depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of the Company's business environment, and willingness to devote adequate time to Board duties.

         Stockholder Nominees. The nominating/corporate governance committee will consider written proposals from stockholders for nominees for director. Any such nominations should be submitted to the nominating/corporate governance committee c/o the Secretary of the Company and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) the names and addresses of the stockholders making the nomination and the number of shares of the Company's common stock which are owned beneficially and of record by such stockholders; and (c) appropriate biographical information and a statement as to the qualification of the nominee, and should be submitted in the time frame described in the Bylaws of the Company and under the caption, "Stockholder Proposals for 2005 Annual Meeting" below.

         Process for Identifying and Evaluating Nominees. The nominating/corporate governance committee believes the company is well-served by its current directors. In the ordinary course, absent special circumstances or a material change in the criteria for Board membership, the nominating/corporate governance committee will renominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors. If an incumbent director is not standing for re-election, or if a vacancy on the Board occurs between annual stockholder meetings, the nominating/corporate governance committee will seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, senior management of the company and, if the nominating/corporate governance committee deems appropriate, a third-party search firm. The nominating/corporate governance committee will evaluate each candidate's qualifications and check relevant references; in addition, such candidates will be interviewed by at least one member of the nominating/corporate governance committee. Candidates meriting serious consideration will meet with all members of the Board. Based on this input, the nominating/corporate governance committee will evaluate which of the prospective candidates is qualified to serve as a director and whether the committee should recommend to the Board that this candidate be appointed to fill a current vacancy on the Board, or presented for the approval of the stockholders, as appropriate.

         The Company has never received a proposal from a stockholder to nominate a director. Although the nominating/corporate governance committee has not adopted a formal policy with respect to stockholder nominees, the committee expects that the evaluation process for a stockholder nominee would be similar to the process outlined above.

         Board Nominees for the 2005 Annual Meeting. Each of the nominees listed in this proxy statement are current directors standing for re-election.

                              DIRECTOR COMPENSATION

         Effective January 1,2004, independent Directors receive a director fee from the Company for their services as members of the Board of Directors and any committee of the Board of Directors in the amount of $6000 per quarter. They are reimbursed for certain expenses in connection with attending Board and committee meetings.

         The Company has also granted, and expects to continue to grant, non-employee directors options to purchase shares of the Company's common stock. In July, 2004, the Company granted each of the three independent directors an option to purchase 7,500 shares of common stock at an exercise price of $4.50 per share, which was at a slight premium to the closing price of the stock as traded on OTCBB on the date of grant. These options were fully vested and exercisable at the date of grant. The Company is seeking shareholder approval to approve these director grants and to include them in the 2004 stock option plan described in Proposal No. 2.

                          BOARD MEETINGS AND COMMITTEES

         The Company's Board of Directors met three (3) times during fiscal 2004. The audit committee met five(5) times, the compensation committee met four(4) times and the nominating/corporate governance committee met four(4) times during fiscal 2004. Each member of the Board attended 75% or more of the Board meetings, and each member of the Board who served on either the audit, compensation or nominating/corporate governance committee attended at least 75% of the committee meetings.

         The Board has determined that the following directors are "independent" under current Nasdaq rules: Robert Tung, Dr. Haimian Cai and William E. Thomson.

         The Board of Directors has standing audit, compensation and nominating/corporate governance committees.

         Audit Committee. The audit committee currently consists of William E. Thomson (chairman), Robert Tung and Dr. Haimian Cai. The Board has determined that all members of the audit committee are independent directors under the rules of the Nasdaq Stock Market and each of them is able to read and understand fundamental financial statements. The Board has determined that William E. Thomson qualifies as an "audit committee financial expert" as defined by the rules of the Securities and Exchange Commission. The purpose of the audit committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the audit committee include appointing and providing the compensation of the independent accountants to conduct the annual audit of our accounts, reviewing the scope and results of the independent audits, reviewing and evaluating internal accounting policies, and approving all professional services to be provided to the Company by its independent accountants.

         Compensation Committee. The compensation committee currently consists of Dr. Haimian Cai (chairman) and William E. Thomson and Robert Tung. The Board has determined that all members of the compensation committee are independent directors under the rules of the Nasdaq Stock Market. The compensation committee administers the Company's benefit plans, reviews and administers all compensation arrangements for executive officers, and establishes and reviews general policies relating to the compensation and benefits of our officers and employees.

         Nominating/corporate governance Committee. The nominating/corporate governance committee currently consists of Robert Tung (chairman) and William E. Thomson, and Dr. Haimian Cai , each of whom the Board has determined is an independent director under the rules of the Nasdaq Stock Market. The nominating/corporate governance committee's responsibilities include recommending to the Board of Directors nominees for possible election to the Board of Directors and providing oversight with respect to corporate governance. The nominating/corporate governance committee operates under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Appendix B.

                          COMMUNICATIONS WITH DIRECTORS

         Stockholders interested in communicating directly with our Directors may send an e-mail to the Company's independent director William Thomson at Bill.Thomson@chl.com.cn. Mr. Thomson will review all such correspondence and will regularly forward to the Board of Directors copies of all such correspondence that deals with the functions of the Board or committees thereof or that he otherwise determines requires their attention. Directors may at any time review all of the correspondence received that is addressed to members of the Board of Directors and request copies of such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters

         The Company has a policy of encouraging all directors to attend the annual stockholder meetings. This will be the first Annual Meeting since the Company's current management took over the Company in March, 2003.

                           CODE OF CONDUCT AND ETHICS

         The Company has adopted a code of conduct and ethics that applies to all officers and employees, including its principal executive officer, principal financial officer and controller. This code of conduct and ethics was filed as Exhibit 99.1 to the Company's Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2003 filed with the Securities and Exchange Commission.

                       SECURITY OWNERSHIP OF DIRECTORS AND
                     OFFICERS AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's Common Stock as of December 31, 2004 by (i) each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's directors and executive officers, and (iii) all executive officers and directors as a group. Except as otherwise listed below, the address of each person is c/o China Automotive Systems, Inc., No. 1 Henglong Road, Yu Qiao Development Zone, Shashi District, Jing Zhou City, Hubei Province, the People's Republic of China. Percentage ownership is based upon 22,574,542 shares outstanding as of December 31, 2004.


Name, Title, Address                                   Number of Shares                 Percentage Ownership (1)
                                                    Beneficially Owned (1)
-----------------------------------------------------------------------------------------------------------------------
Hanlin Chen, Chief Executive Officer,                     13,280,547                              58.8%
Chairman of the Board and President

Qizhou Wu, Chief Operating Officer,                       2,195,996                               9.7%
Director

Guofu Dong, Vice President, Director                       627,429                                2.8%

Daming Hu, Chief Financial Officer                            0                                     0

Liping Xie, Director                                      2,091,425                               9.3%

Tse Yiu Wong Andy, Senior Vice President,                 1,359,426                               6.0%
Director

Robert Tung, Director                                       7,500                                  --

Dr. Haimian Cai, Director                                   7,500                                  --

William E. Thomson, Director                                7,500                                  --

All current Executive Officers as a Group                 19,554,823                              86.6%

All current Directors who are not                         19,577,323                              86.6%
Executive Officers as a Group
-----------------------------------------------------------------------------------------------------------------------



(1) The number of shares beneficially owned by a person includes Common Stock subject to options held by that person that were currently exercisable at, or exercisable within 60 days of the date of this proxy statement. The Common Stock issuable under those options are treated as if they were outstanding for purposes of computing the percentage ownership of the person holding these options but are not treated as if they were outstanding for the purposes of computing the percentage ownership of any other person.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Effective August 2, 2003, the Company entered into a five-year License and Technical Assistance Agreement (the "License Agreement") with Sino-American, Inc. ("Sino-American"), a United States company controlled by the Company's chairman and controlling shareholder. The License Agreement provided for total payments of $6,000,000 to enable Sino-American to purchase technical assistance and equipment for use in the Company's business operations in China. During November 2003, $2,000,000 was paid by the Company to Sino-American, which has been classified as advance payments in the consolidated balance sheet at December 31, 2003 and 2004, net of amounts expended through such date. The License Agreement also allowed the Company to transfer funds from China to the United States to fund normal corporate general and administrative expenses. Through December 31, 2004, Sino-American had paid, on behalf of or for the benefit of the Company, a total of $1,931,105, including a $250,000 initial investment in a joint venture with an unrelated party, $255,000 for equipment and $180,000 for software to unrelated third parties, $250,000 to the Company's chairman and controlling shareholder as reimbursement for costs incurred by him related to the March 2003 recapitalization, and $996,105 for selling, general and administrative expenses for the benefit of or on behalf of the Company. As the License Agreement was terminated effective April 1, 2004, the unexpended funds were repaid to the Company subsequent to that date or continue to be used to pay normal operating expenses on behalf of the Company. The $250,000 reimbursement to the chairman and controlling shareholder was recorded as a charge to operations during the three months ended March 31, 2003.

         Effective August 31, 2004, in order to concentrate on its main products, namely steering and automotive parts, the Company disposed of its 51% interest in Jingzhou by entering into an equity exchange agreement (the "Exchange Agreement") with Hubei Wanlong Investment Co., Ltd ("Hubei Wanlong"), which is controlled by the Company's chairman and controlling shareholder. Pursuant to the Exchange Agreement, the 51% equity interest in Jingzhou owned by Ji Long was exchanged for 2.5% of Hubei Wanlong's equity interests in Henglong based on their respective fair market values as determined by an independent appraisal firm. The difference between the fair value and the book value resulting from the disposition of the joint venture interest in Jingzhou was debited to additional paid-in capital. With respect to consideration paid by the Company in excess of the chairman and controlling shareholder's basis in his investment, such excess has been charged to additional paid-in capital as a distribution to the chairman and controlling shareholder, resulting in the acquired 2.5% equity interests in Henglong being recorded by the Company at the chairman and controlling shareholder's original cost basis. The Company paid approximately $90,000 to Hubei Wanlong in conjunction with this transaction.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and SEC rules, the Company's directors, executive officers and beneficial owners of more than 10% of any class of equity security are required to file periodic reports of their ownership, and changes in that ownership, with the SEC. Based solely on its review of copies of these reports and representations of such reporting persons, the Company believes that during fiscal year 2004, such SEC filing requirements were satisfied.

                             EXECUTIVE COMPENSATION

         The following Summary Compensation Table sets forth the compensation earned by the Company's Chief Executive Officer during the fiscal years ended December 31, 2004, 2003 and 2002. No other executive officer(s) received compensation for the fiscal year 2004 in excess of $100,000.

Summary Compensation Table:


                               Annual Compensation                              Long-Term Compensation
                        --------------------------------         -------------------------------------------------------
                                                                        Awards                         Payouts
                                                                 --------------------         --------------------------
                                                                                              Securities
                                                                 Other                          Under-            All
                                                                Annual     Restricted           lying            Other
                                                                Compen-       Stock            Options/          LTIP
    Name and                        Salary         Bonus        sation       Award(s)            SARs           Payouts
Principal Position      Year         ($)            ($)          ($)           ($)             (#)   ($)          ($)
       (a)              (b)          (c)            (d)          (e)           (f)             (g)   (h)          (i)
------------------     -----     ----------       -------       -------    -----------        -----  ----       --------
Hanlin Chen            2004      100,000.00         -0-            0            0               0     0            0

Hanlin Chen            2003       49,885.00         -0-            0            0               0     0            0

Hanlin Chen            2002       15,883.00        1,237           0            0               0     0            0


         There are no employment agreements with any of our executive officers. In the last fiscal year through the date of this proxy statement, the Company has not granted stock options to its Chief Executive Officer, nor to its four highest paid executive officers (other than its Chief Executive Officer).

                          REPORT OF THE AUDIT COMMITTEE

         Under the guidance of a written charter adopted by the Board of Directors and enclosed with this proxy statement as Appendix C, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of the independent accountants. Each of the members of the Audit Committee meets the independence requirements of Nasdaq.

         Management has primary responsibility for the system of internal controls and the financial reporting process. The independent accountants have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards.

         In this context and in connection with the audited financial statements contained in the Company's Annual Report on Form 10-KSB, the Audit Committee:

o reviewed and discussed the audited financial statements as of and for the fiscal year ended December 31, 2004 with the Company's management and the independent accountants;

o discussed with Schwartz Levitsky Feldman LLP, the Company's independent auditors, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement of Auditing Standards No. 90, Audit Committee Communications;

o reviewed the written disclosures and the letter from Schwartz Levitsky Feldman LLP required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with the auditors their independence, and concluded that the non-audit services performed by Schwartz Levitsky Feldman LLP are compatible with maintaining their independence;

o based on the foregoing reviews and discussions, recommended to the Board of Directors that the audited financial statements be included in the Company's 2004 Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 filed with the Securities and Exchange Commission; and

o instructed the independent auditors that the Audit Committee expects to be advised if there are any subjects that require special attention.

                 AUDIT COMMITTEE

                 William E. Thomson (chairman), Robert Tung and Dr. Haimian Cai.

AUDIT COMMITTEE'S PRE-APPROVAL POLICY

         During fiscal years ended December 31, 2003 and 2004, the Audit Committee of the Board of Directors adopted policies and procedures for the pre-approval of all audit and non-audit services to be provided by the

Company's independent auditor and for the prohibition of certain services from being provided by the independent auditor. The Company may not engage the Company's independent auditor to render any audit or non-audit service unless the service is approved in advance by the Audit Committee or the engagement to render the service is entered into pursuant to the Audit Committee's pre-approval policies and procedures. On an annual basis, the Audit Committee may pre-approve services that are expected to be provided to the Company by the independent auditor during the fiscal year. At the time such pre-approval is granted, the Audit Committee specifies the pre-approved services and establishes a monetary limit with respect to each particular pre-approved service, which limit may not be exceeded without obtaining further pre-approval under the policy. For any pre-approval, the Audit Committee considers whether such services are consistent with the rules of the Securities and Exchange Commission on auditor independence.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

         The Audit Committee has appointed Schwartz Levitsky Feldman LLP as the Company's independent auditors for the fiscal year ending December 31, 2004.

         The following table shows the fees paid or accrued by the Company for the audit and other services provided by Schwartz Levitsky Feldman LLP for fiscal 2004 and 2003.


                                            2004            2003
                                          --------        --------
Audit Fees(1)                             $190,000        $140,000
Audit-Related Fees(2)                           --          21,000
Tax Fees                                        --              --
All other Fees(3)                               --           5,750
                                          --------        --------
     Total                                $190,000        $166,750
                                          --------        --------



---------------------

(1) Audit fees represent fees for professional services provided in connection with the audit of the Company's financial statements and review of the Company's quarterly financial statement and audit services provided in connection with other statutory or regulatory filings.

(2)    Audit-related fees consisted primarily of accounting consultations.

(3) All other fees principally include travel expenses of auditors for their on- site audit.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

         At the Annual Meeting, the stockholders will vote on the election of eight directors to serve for a one-year term until the 2006 annual meeting of stockholders and until their successors are elected and qualified. The Board of Directors has unanimously nominated Hanlin Chen, Qizhou Wu, Guofu Dong, Li Ping Xie, Yiu Wong Tse Andy, Robert Tung, Dr. Haimian Cai and William E. Thomson for election to the Board of Directors . The nominees have indicated that they are willing and able to serve as directors. If any of these individuals becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board of Directors. The Directors will be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting, assuming a quorum is present. Stockholders do not have cumulative voting rights in the election of directors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF HANLIN CHEN, QIZHOU WU, GUOFU DONG, LI PING XIE, YIU WONG TSE ANDY, ROBERT TUNG, DR. HAIMIAN CAI AND WILLIAM E. THOMSON AS DIRECTORS.

         Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy card to vote shares represented by properly executed proxy cards for the election of Hanlin Chen, Qizhou Wu, Guofu Dong, Li Ping Xie, Yiu Wong Tse Andy, Robert Tung, Dr. Haimian Cai and William E. Thomson.

  PROPOSAL 2 -- APPROVAL OF ADOPTION OF THE 2004 STOCK OPTION PLAN AND RELATED
                                 OPTION GRANTS

         At the Annual Meeting, the stockholders of the Company will be asked to approve the adoption of the 2004 Stock Option Plan (the "Plan") and to approve prior stock option grants exercisable for 22,500 shares of common stock to certain outside directors under the Plan as described below. Once adopted, the Company's Plan will have authorized up to 2,200,000 shares of common stock for issuance to selected employees, consultants, directors and advisors of the Company. The Plan was adopted by the Board of Directors unanimously on April 29, 2004. The Board of Directors believes that the adoption of the Plan is critical to attracting, retaining and motivating employees and other eligible persons of the Company. The Plan will become effective on June 28, 2005 after approval of the stockholders at the 2005 Annual Meeting. In accordance with applicable listing standards established by the National Association of Securities Dealers, the Board is asking the Company's stockholders to approve the Plan. As of the date of this proxy statement, no shares have been issued upon exercise of options granted under the Plan, options to purchase 22,500 shares remain outstanding, and 2,177,500 shares remain available for future grant. The following table sets forth information with respect to such stock options granted to officers and directors of the Company:


                Name                     Title           Number of Stock         Exercise
                                                        Subject to Option          Price
  --------------------------------- ---------------- ------------------------- --------------
  Robert Tung                       Director                  7,500               US$4.50

  Haiman Cai                        Director                  7,500               US$4.50

  William Thomson                   Director                  7,500               US$4.50

  All current Executive Officers                                0
  as a Group

  All current Directors (who are                             22,500               US$4.50
  not Executive Officers)



                Name                     Title           Number of Stock         Exercise
                                                        Subject to Option          Price
  --------------------------------- ---------------- ------------------------- --------------

  as a Group

  All Employees as a Group                                       0
  (not including Executive
  Officers and Directors)


         Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal. Broker non-votes, if any, will have no effect on the outcome of the vote on this proposal. Abstentions will have the effect of a vote "against" the proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE ADOPTION OF THE 2004 STOCK OPTION PLAN, INCLUDING THE PRIOR STOCK OPTION GRANTS TO CERTAIN OUTSIDE DIRECTORS.

SUMMARY OF THE 2004 STOCK OPTION PLAN

         A copy of the Plan is attached to this proxy statement as Appendix A. The following is a summary of the principal provisions of the plan. The summary is not necessarily complete, and reference is made to the full text of the Plan attached as an exhibit to this proxy statement. Capitalized terms used, but not defined herein, shall have the same meaning as set forth in the Plan.

         General. A total of 2,200,000 shares of Common Stock has been reserved for issuance under the Plan. The Plan provides for grants to Employees and Consultants of the Company (including officers and directors) and any subsidiary of the Company. The purposes of the Plan are to attract and retain the best available personnel, to give Employees and Consultants (including officers and directors) of the Company a personal stake in the success of the Company's business, to provide additional incentive to the Employees and Consultants (including officers and directors) of the Company and to promote the success of the Company's business.

         Administration. The Plan shall be administered by the Board or a committee of the Board to which administration is delegated. Such Administrator has broad authority to determine the terms of the options granted, including the exercise price, the number of shares subject to each option and the exercisability of the option. The Administrator also has the full power to select the individuals to whom options will be granted and to make any combination of grants to any participants.

         Securities to be Purchased. The security to be purchased under the Plan is Common Stock, US$0.0001 par value, of the Company.

         Eligibility. The Plan provides that incentive stock options may be granted only to Employees (including officers and employee Directors) of the Company or any subsidiary of the Company, while nonstatutory stock options may be granted not only to Employees (including officers and employee Directors), but also Consultants (including non-employee Directors) of the Company or any Subsidiary of the Company.

         Terms and Conditions of Options. Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following terms and conditions:

         Exercise of the Option. The Administrator determines when options may be exercised. Generally, options may be exercised as to shares subject thereto only as the optionee vests in such shares. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased and by tendering of payment of the purchase price. The purchase price of the shares purchased upon exercise of an option shall be paid in consideration of such form as is determined by the Administrator.

         Exercise Price and Consideration. The exercise price for ISOs granted under the Plan may not be less than 100% of the fair market value of the Common Stock on the date of grant. The exercise price of NQO's granted under the Plan may not be less than 85% of the fair market value on the date the option is granted. In the case of an

ISO granted to a person who at the time of the grant owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, the option exercise price for each share covered by such option may not be less than 110% of the fair market value of a share of Common Stock on the date of grant of such option. The Administrator of the 2004 Stock Option Plan determines the fair market value of the Common Stock.

         Term of Options. The term of an option is determined by the specific option agreement. No option granted under the Plan may have a term of more than 10 years. Furthermore, the maximum term for an ISO granted to an optionee who immediately before the grant of such option owns more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary is five years. No option may be exercised by any person after its term expires.

         Option Not Transferable. Generally, options are not nontransferable by the optionee other than by will or the laws of descent and distribution and an option is exercisable during the optionee's lifetime only by the optionee and in the event of the optionee's death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

         Corporate Transaction. In the event of a Corporate Transaction, an outstanding option will be assumed or an equivalent option substituted by the successor corporation to the Company or its business, unless such successor corporation refuses to assume or substitute the option, in which case the option shall terminate.

         Other Provisions. The option agreement may contain other terms, provisions and conditions as may be determined by the Administrator as long as they are consistent with the Plan.

         Adjustments upon Changes in Capitalization; Liquidation or Dissolution of Company. In the event any change such as a stock split or dividend is made in the Company's capitalization (or any other similar transaction occurs) that results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustment shall be made in the exercise price and in the number of shares subject to each option, as well as in the number of shares available for issuance under the Plan. In the event of the proposed dissolution or liquidation of the Company, each option will terminate immediately prior to the consummation of such proposed action unless otherwise provided by the Administrator.

         Amendment and Termination of the Plan. The Board may amend the Plan at any time or may terminate it without approval of the stockholders, except that stockholder approval will be obtained in connection with any amendment if required by the Applicable Laws (including any approval obtained to ensure that options granted under the Plan qualify as ISOs). However, no action by the Board or stockholders may materially and adversely affect any option previously granted under the Plan, unless mutually agreed otherwise between the optionee and the Board in a writing signed by the optionee and the Company. The Plan shall terminate after ten years from the date of adoption of the Plan. Any options outstanding at that time under the Plan shall remain outstanding until they expire under their own terms.

         Condition Upon Issuance of Shares. The Company is under no obligation, and will incur no liability for failure, to issue any shares under the Plan if it cannot do so in compliance with all applicable laws (including applicable securities laws). The Company is also under no obligation, and will incur no liability for failure, to issue any shares under the Plan unless the optionee has satisfied all applicable tax withholding obligations arising in connection with the grant, vesting or exercise of the option, or disposition of option shares following exercise.

         Material U.S. Federal Income Tax Consequences. The following is a brief summary of the U.S. federal income tax consequences of transactions under the Plan based on U.S. federal securities and income tax laws in effect as of the date of this proxy statement (which laws could change at any time hereafter). This summary assumes that all options granted under the Plan have a per-share exercise price equal to 100% of the fair market value of the Common Stock on the date the option is granted, and that all options may be exercised only as to already-vested shares. This summary is not intended to be exhaustive or complete.

         Options granted under Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory options.

         If an option granted under the Plan is an incentive stock option, the optionee will recognize no income upon grant of the incentive stock option and incur no regular tax liability upon its exercise, although the exercise of an incentive stock option may give rise to alternative minimum tax. The Company will not be allowed a deduction for federal income tax purposes as result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and more than one year after exercise of the shares by the optionee, any gain will be treated as long-term capital gain. If both of these holding periods are not satisfied (a "disqualifying disposition"), the optionee will recognize ordinary income equal to the (i) the lesser of the fair market value of the shares at the time of exercise or the sale price, over
(ii) the exercise price for the shares. In the event of a disqualifying disposition of ISO shares, the Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain recognized on such a disqualifying disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term capital gain if the sale occurs more than one year after exercise of the option or as short-term capital gain if the sale is made earlier.

         All other options which do not qualify as incentive stock options are referred to as nonstatutory stock options. An optionee will not recognize any taxable income under U.S. tax laws at the time he or she is granted a nonstatutory stock option. However, upon its exercise, under U.S. tax laws the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income recognized by an optionee who is also an employee of the Company will be subject to income and employment tax withholding by the Company by payment in cash or out of the current earnings paid to the optionee. The optionee is required to satisfy any applicable withholding tax obligations incurred in connection with such exercise. Upon sale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year.

          Prior to the first quarter of fiscal 2006, options granted to employees under the Plan that have fixed exercise prices that are equal to or greater than the fair value per share on the grant date and that have a fixed number of shares associated with the option will generally not result in any direct charge to the Company's reported earnings under current accounting rules. However, the fair value of those options is required to be disclosed in the notes to the Company's financial statements, and the Company also must disclose, in the notes to its financial statements, the pro forma impact those options would have upon the Company's reported earnings and earnings per share were the fair value of those options at the time of grant treated as a compensation expense over the life of the option.

         Beginning with the first quarter of fiscal 2006 (assuming that the stated effective date for FAS 123R is not amended), the Company will generally be required to recognize compensation expense in an amount equal to the fair value on the date of grant of all stock options that are unvested as of or after such period. The fair value of an option will be based on the number of shares subject to the option that are expected to vest. The Company will use either Black-Scholes or a binomial valuation model to measure fair value of option grants. In addition, the Company will be required to recognize compensation expense for options as they vest, as adjusted for actual forfeitures that occur before vesting but not adjusted for any previously recognized compensation cost if an option lapses unexercised.

               PROPOSAL 3 -- RATIFICATION OF INDEPENDENT AUDITORS

         At the Annual Meeting, the stockholders will be asked to ratify the appointment of Schwartz Levitsky Feldman LLP as the Company's independent auditors for the fiscal year ending December 31, 2005. Representatives of Schwartz Levitsky Feldman LLP are expected to be present at the Annual Meeting and will have the opportunity to make statements if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF SCHWARTZ LEVITSKY FELDMAN LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

                                  OTHER MATTERS

         As of the time of preparation of this proxy statement, neither the Board of Directors nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Annual Meeting and this proxy statement. If any other business should properly come before the meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.

                  STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

         Under the rules of the Securities and Exchange Commission, stockholders who wish to submit proposals for inclusion in the proxy statement of the Board of Directors for the 2006 Annual Meeting of Stockholders must submit such proposals so as to be received by the Company at No. 1 Henglong Road, Yu Qiao Development Zone, Shashi District, Jing Zhou City, Hubei Province, People's Republic of China, on or before February 2, 2006. In addition, if the Company is not notified by the secretary of the Company of a proposal to be brought before the 2006 Annual Meeting by a stockholder on or before April 19, 2006,, then proxies held by management may provide the discretion to vote against such proposal even though it is not discussed in the proxy statement for such meeting.


                                              By Order of the Board of Directors


                                              /s/ Chen Hanlin
                                              ----------------------------------
                                              Chen Hanlin
                                              Chairman

Hubei, People's Republic of China
June 2, 2005

                             YOUR VOTE IS IMPORTANT!

      WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD.

                         CHINA AUTOMOTIVE SYSTEMS, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 28, 2005

         The undersigned hereby appoints Hanlin Chen and Qizhou Wu or any one of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of China Automotive Systems, Inc. (the "Company") to be held on June 28, 2005 at 10 a.m., local time, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of Common Stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and in their discretion upon such other matters as may come before the meeting.

    1. To elect Hanlin Chen, Qizhou Wu, Guofu Dong, Li Ping Xie, Yiu Wong Tse Andy, Robert Tung, Dr. Haimian Cai and William E. Thomson as directors, to hold office until the 2006 Annual Meeting of Stockholders and until their successors are elected and qualified, the nominees listed below:


      ___               FOR             ___          WITHHOLD AUTHORITY
                 All nominees listed             to vote (as to all nominees)
                (except as indicated
                       below)

    To withhold authority to vote for any individual nominee, write the nominee's name on the line provided below.
________________________________________________________________________________

    2. To approve the adoption of the 2004 Stock Option Plan, to reserve 2,200,000 shares of common stock issuable under the plan, and to approve prior stock option grants exercisable for 22,500 shares of common stock to certain outside directors under the plan .


      ___  For                          ___ Against                 ___  Abstain


3. To ratify the appointment of Schwartz Levitsky Feldman LLP as the Company's independent auditors for the fiscal year ending December 31, 2005.


      ___  For                          ___ Against                 ___  Abstain

The Board recommends that you vote FOR the above proposals. This proxy, when properly executed, will be voted in the manner directed above. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSALS. This proxy may be revoked by the undersigned at any time, prior to the time it is voted by any of the means described in the accompanying proxy statement.

________________________________________________________________________________

________________________________________________________________________________
                                                Signature(s) of Stockholder(s)

                                                Date and sign exactly as name(s)
                                                appear(s) on this proxy. If
                                                signing for estates, trusts,
                                                corporations or other entities,
                                                title or capacity should be
                                                stated. If shares are held
                                                jointly, each holder should
                                                sign.

                                                Date:___________, 2005



                    PLEASE COMPLETE, DATE AND SIGN THIS PROXY
                AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                                      Appendix A

                                                    DRAFT DATED 26 November 2004



                         CHINA AUTOMOTIVE SYSTEMS, INC.

                             2004 STOCK OPTION PLAN

         1. PURPOSES OF THE PLAN. The purposes of this 2004 Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code and the regulations and interpretations promulgated thereunder.

         2. DEFINITIONS. As used herein, the following definitions shall apply:

            (a) "ADMINISTRATOR" means the Board or its Committee appointed pursuant to Section 4 of the Plan.

            (b) "AFFILIATE" means an entity other than a Subsidiary (as defined below) which, together with the Company, is under common control of a third person or entity.

            (c) "APPLICABLE LAWS" means the legal requirements relating to the administration of stock option plans, including under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, other U.S. federal and state laws, the Code, any Stock Exchange rules or regulations and the applicable laws, rules and regulations of any other country or jurisdiction where Options are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time.

            (d) "BOARD" means the Board of Directors of the Company.

            (e) "CHANGE OF CONTROL" means (1) a sale of all or substantially all of the Company's assets, or (2) any merger, consolidation or other business combination transaction of the Company with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or the surviving entity) outstanding immediately after such transaction, or (3) the direct or indirect acquisition (including by way of a tender or exchange offer) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company.

            (f) "CODE" means the Internal Revenue Code of 1986, as amended.

            (g) "COMMITTEE" means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 below.

            (h) "COMMON STOCK" means the Common Stock of the Company.

            (i) "COMPANY" means China Automotive Systems, Inc., a Delaware corporation.

            (j) "CONSULTANT" means any person, including an advisor, who is engaged by the Company or any Parent, Subsidiary or Affiliate to render services and is compensated for such services, and any non-Employee Director of the Company whether compensated for such services or not.

            (k) "CONTINUOUS SERVICE STATUS" means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Service Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Parents, Subsidiaries, Affiliates or their respective successors. A change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Service Status.

            (l) "CORPORATE TRANSACTION" means a sale of all or substantially all of the Company's assets, or a merger, consolidation or other capital reorganization or business combination transaction of the Company with or into another corporation, entity or person, or the direct or indirect acquisition (including by way of a tender or exchange offer) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company.

            (m) "DIRECTOR" means a member of the Board.

            (n) "EMPLOYEE" means any person employed by the Company or any Parent, Subsidiary or Affiliate, with the status of employment determined based upon such factors as are deemed appropriate by the Administrator in its discretion, subject to any requirements of the Code or the Applicable Laws. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

            (o) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            (p) "FAIR MARKET VALUE" means, as of any date, the fair market value of the Common Stock, as determined by the Administrator in good faith on such basis as it deems appropriate and applied consistently with respect to Participants. Whenever possible, the determination of Fair Market Value shall be based upon the closing price for the Shares as reported in the Wall Street Journal for the applicable date.

            (q) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Option Agreement.

            (r) "NAMED EXECUTIVE" means any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four most highly compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

            (s) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Option Agreement.

            (t) "OPTION" means a stock option granted pursuant to the Plan.

            (u) "OPTION AGREEMENT" means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of an Option granted under the Plan and includes any documents attached to or incorporated into such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.

            (w) "OPTIONED STOCK" means the Common Stock subject to an Option.

            (x) "OPTIONEE" means an Employee or Consultant who receives an Option.

            (y) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

            (z) "PARTICIPANT" means any holder of one or more Options, or the Shares issuable or issued upon exercise of such Options, under the Plan.

            (aa) "PLAN" means this Stock Option Plan.

            (bb) "REPORTING PERSON" means an officer, Director, or greater than ten percent stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

            (cc) "RULE 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

            (dd) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

            (ee) "STOCK EXCHANGE" means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

            (ff) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

            (gg) "TEN PERCENT HOLDER" means a person who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary.

         3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be sold under the Plan is 2,200,000 Shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock. If an award should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any Shares of Common Stock which are retained by the Company upon exercise of an award in order to satisfy the exercise or purchase price for such award or any withholding taxes due with respect to such exercise or purchase shall be treated as not issued and shall continue to be available under the Plan. Shares issued under the Plan and later repurchased by the Company pursuant to any repurchase right which the Company may have shall not be available for future grant under the Plan.

         4. ADMINISTRATION OF THE PLAN.

            (a) GENERAL. The Plan shall be administered by the Board or a Committee, or a combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Participants and, if permitted by the Applicable Laws, the Board may authorize one or more officers to make awards under the Plan.

            (b) COMMITTEE COMPOSITION. If a Committee has been appointed pursuant to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee administering the Plan in accordance with the requirements of Rule 16b-3 or Section 162(m) of the Code, to the extent permitted or required by such provisions. The Committee shall in all events conform to any requirements of the Applicable Laws.

            (c) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(p) of the Plan, provided that such determination shall be applied consistently with respect to Participants under the Plan;

                (ii) to select the Employees and Consultants to whom Options may from time to time be granted;

            (d) to determine whether and to what extent Options are granted;

            (e) to determine the number of Shares of Common Stock to be covered by each award granted;

            (f) to approve the form(s) of agreement(s) used under the Plan;

            (g) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder, which terms and conditions include but are not limited to the exercise or purchase price, the time or times when awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, any pro rata adjustment to vesting as a result of a Participant's transitioning from full- to part-time service (or vice versa), and any restriction or limitation regarding any Option, Optioned Stock or restricted stock issued upon exercise of an Option, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

            (h) to determine whether and under what circumstances an Option may be settled in cash under Section 10(c) instead of Common Stock;

            (i) to adjust the vesting of an Option held by an Employee or Consultant as a result of a change in the terms or conditions under which such person is providing services to the Company;

            (j) to construe and interpret the terms of the Plan and awards granted under the Plan, which constructions, interpretations and decisions shall be final and binding on all Participants; and

            (k) in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options to Participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

         5. ELIGIBILITY.

          (a) RECIPIENTS OF GRANTS. Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees, provided that Employees of Affiliates shall not be eligible to receive Incentive Stock Options.

          (b) TYPE OF OPTION. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.

          (c) ISO $100,000 LIMITATION. Notwithstanding any designation under
Section 5(b), to the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(c), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

          (d) NO EMPLOYMENT RIGHTS. The Plan shall not confer upon any Participant any right with respect to continuation of an employment or consulting relationship with the Company, nor shall it interfere in any way with such Participant's right or the Company's right to terminate the employment or consulting relationship at any time, for any reason.

         6. TERM OF PLAN. The Plan shall become effective upon its adoption by the Board of Directors. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 15 of the Plan.

         7. TERM OF OPTION. The term of each Option shall be the term stated in the Option Agreement; provided that the term shall be no more than ten years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an Incentive Stock Option granted to a person who at the time of such grant is a Ten Percent Holder, the term of the Option shall be five years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

         9. OPTION EXERCISE PRICE AND CONSIDERATION.

             (a) EXERCISE PRICE. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator and set forth in the Option Agreement, but shall be subject to the following:

               (i) In the case of an Incentive Stock Option

                 A) granted to an Employee who at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; or

                 (b) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                 (c) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

                 (d) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

             (b) PERMISSIBLE CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of
(1) cash; (2) check; (3) cancellation of indebtedness; (4) other Shares that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised, provided that in the case of Shares acquired, directly or indirectly, from the Company, such Shares must have been owned by the Optionee for more than six months on the date of surrender (or such other period as may be required to avoid the Company's incurring an adverse accounting charge); (5) if, as of the date of exercise of an Option the Company then is permitting employees to engage in a "same-day sale" cashless brokered exercise program involving one or more brokers, through such a program that complies with the Applicable Laws (including without limitation the requirements of Regulation T and other applicable regulations promulgated by the Federal Reserve Board) and that ensures prompt delivery to the company of the amount required to pay the exercise price and any applicable withholding taxes; or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company and the Administrator may, in its sole discretion, refuse to accept a particular form of consideration at the time of any Option exercise.

         10. EXERCISE OF OPTION.

             (a) GENERAL.

               (i) EXERCISABILITY. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, consistent with the term of the Plan and reflected in the Option Agreement, including vesting requirements and/or performance criteria with respect to the Company and/or the Optionee.

               (ii) LEAVE OF ABSENCE. The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such unpaid leave (unless otherwise required by the Applicable Laws). In the event of military leave, vesting shall toll during any unpaid portion of such leave, provided that, upon a Participant's returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Options to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

               (iii) MINIMUM EXERCISE REQUIREMENTS. An Option may not be exercised for a fraction of a Share. The Administrator may require that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent an Optionee from exercising the full number of Shares as to which the Option is then exercisable.

               (iv) PROCEDURES FOR AND RESULTS OF EXERCISE. An Option shall be deemed exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan, provided that the Administrator may, in its sole discretion, refuse to accept any form of consideration at the time of any Option exercise. Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

               (v) RIGHTS AS STOCKHOLDER. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

             (b) TERMINATION OF EMPLOYMENT OR CONSULTING RELATIONSHIP. Except as otherwise set forth in this Section 10(b), the Administrator shall establish and set forth in the applicable Option Agreement the terms and conditions upon which an Option shall remain exercisable, if at all, following termination of an Optionee's Continuous Service Status, which provisions may be waived or modified by the Administrator at any time. Unless the Administrator otherwise provides in the Option Agreement, to the extent that the Optionee is not vested in Optioned Stock at the date of termination of his or her Continuous Service Status, or if the Optionee (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Option Agreement or below (as applicable), the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan. In no event may any Option be exercised after the expiration of the Option term as set forth in the Option Agreement (and subject to Section 7).

             The following provisions (1) shall apply to the extent an Option Agreement does not specify the terms and conditions upon which an Option shall terminate upon termination of an Optionee's Continuous Service Status, and (2) establish the minimum post-termination exercise periods that may be set forth in an Option Agreement:

               (i) TERMINATION OTHER THAN UPON DISABILITY OR DEATH. In the event of termination of Optionee's Continuous Service Status other than under the circumstances set forth in subsections (ii) through (iv) below, such Optionee may exercise an Option for 30 days following such termination to the extent the Optionee was vested in the Optioned Stock as of the date of such termination. No termination shall be deemed to occur and this Section 10(b)(i) shall not apply if (i) the Optionee is a Consultant who becomes an Employee, or (ii) the Optionee is an Employee who becomes a Consultant.

               (ii) DISABILITY OF OPTIONEE. In the event of termination of an Optionee's Continuous Service Status as a result of his or her disability (including a disability within the meaning of Section 22(e)(3) of the Code), such Optionee may exercise an Option at any time within six months following such termination to the extent the Optionee was vested in the Optioned Stock as of the date of such termination.

               (iii) DEATH OF OPTIONEE. In the event of the death of an Optionee during the period of Continuous Service Status since the date of grant of the Option, or within thirty days following termination of Optionee's Continuous Service Status, the Option may be exercised by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance at any time within twelve months following the date of death, but only to the extent the Optionee was vested in the Optioned Stock as of the date of death or, if earlier, the date the Optionee's Continuous Service Status terminated.

             (c) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted under the Plan based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

         11. TAXES.

             (a) As a condition of the grant, vesting or exercise of an Option granted under the Plan, the Participant (or in the case of the Participant's death, the person exercising the Option) shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with such grant, vesting or exercise of the Option or the issuance of Shares. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied. If the Administrator allows the withholding or surrender of Shares to satisfy a Participant's tax withholding obligations under this Section 11 (whether pursuant to Section 11(c), (d) or (e), or otherwise), the Administrator shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

             (b) In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option.

             (c) In the case of Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Participant shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld. For purposes of this Section 11, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the "Tax Date").

             (d) If permitted by the Administrator, in its discretion, a Participant may satisfy his or her tax withholding obligations upon exercise of an Option by surrendering to the Company Shares that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of shares previously acquired from the Company that are surrendered under this Section 11(d), such Shares must have been owned by the Participant for more than six (6) months on the date of surrender (or such other period of time as is required for the Company to avoid adverse accounting charges).

             (e) Any election or deemed election by a Participant to have Shares withheld to satisfy tax withholding obligations under Section 11(c) or (d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator. Any election by a Participant under Section 11(d) above must be made on or prior to the applicable Tax Date.

             (f) In the event an election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Option is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

         12. NON-TRANSFERABILITY OF OPTIONS.

             (a) GENERAL. Except as set forth in this Section 12, Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option may be exercised, during the lifetime of the holder of an Option, only by such holder or a transferee permitted by this Section 12.

             (b) LIMITED TRANSFERABILITY RIGHTS. Notwithstanding anything else in this Section 12, the Administrator may in its discretion grant Nonstatutory Stock Options that may be transferred by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or pursuant to domestic relations orders to "Immediate Family Members" (as defined below) of the Optionee. "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Optionee) control the management of assets, and any other entity in which these persons (or the Optionee) own more than fifty percent of the voting interests.

         13. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER OR CERTAIN OTHER TRANSACTIONS.

             (a) CHANGES IN CAPITALIZATION. Subject to any action required under Applicable Laws by the stockholders of the Company, the number of Shares of Common Stock covered by each outstanding Option, and the number of Shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option.

             (b) DISSOLUTION OR LIQUIDATION. In the event of the dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such action, unless otherwise determined by the Administrator.

             (c) CORPORATE TRANSACTION. In the event of a Corporate Transaction (including without limitation a Change of Control), each outstanding Option shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation (the "Successor Corporation"), unless the Successor Corporation does not agree to assume the award or to substitute an equivalent option or right, in which case such Option shall terminate upon the consummation of the transaction.

             For purposes of this Section 13(c), an Option shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction or a Change of Control, as the case may be, each holder of an Option would be entitled to receive upon exercise of the award the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares of Common Stock covered by the award at such time (after giving effect to any adjustments in the number of Shares covered by the Option as provided for in this Section 13); provided that if such consideration received in the transaction is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon exercise of the award to be solely common stock of the Successor Corporation equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction.

             (d) CERTAIN DISTRIBUTIONS. In the event of any distribution to the Company's stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

         14. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator, provided that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee's employment relationship with the Company. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

         15. AMENDMENT AND TERMINATION OF THE PLAN.

             (a) AUTHORITY TO AMEND OR TERMINATE. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation (other than an adjustment pursuant to Section 13 above) shall be made that would materially and adversely affect the rights of any Optionee under any outstanding grant, without his or her consent. In addition, to the extent necessary and desirable to comply with the Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

             (b) EFFECT OF AMENDMENT OR TERMINATION. Except as to amendments which the Administrator has the authority under the Plan to make unilaterally, no amendment or termination of the Plan shall materially and adversely affect Options already granted, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee or holder and the Company.

         16. CONDITIONS UPON ISSUANCE OF SHARES. Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. As a condition to the exercise of an Option, the Company may require the person exercising the award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

         17. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         18. AGREEMENTS. Options shall be evidenced by Option Agreements in such form(s) as the Administrator shall from time to time approve.

         19. STOCKHOLDER APPROVAL. If required by the Applicable Laws, continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under the Applicable Laws.

                         CHINA AUTOMOTIVE SYSTEMS, INC.

                                STOCK OPTION PLAN

                          NOTICE OF STOCK OPTION GRANT

"Optionee"
"OptioneeAddress1"
"OptioneeAddress2"

         You have been granted an option to purchase Common Stock of China Automotive Systems, Inc., (the "Company") as follows:

         Board Approval Date:                     "Merge Record #"

         Date of Grant (Later of Board
         Approval Date or
         Commencement of

         Employment/Consulting):                  "GrantDate"

         Exercise Price Per Share:                "ExercisePrice"

         Total Number of Shares Granted:          "Merge Record #"

         Total Exercise Price:                    "TotalExercisePrice"

         Type of Option:                          "NoSharesISO" Shares Incentive Stock Option

                                                  "NoSharesNSO" Shares Nonstatutory Stock Option

         Expiration Date:                         "Term"/"ExpirDate"

         Vesting Commencement Date:               "Merge Record #"

         Vesting/Exercise Schedule:                So long as your Continuous Service Status continues, the
                                                   Shares underlying this Option shall vest and become
                                                   exercisable in accordance with the following schedule:
                                                   ___________ of the Shares subject to the Option shall vest and become exercisable on the ________ month anniversary of the
                                                   Vesting Commencement Date and _______ of the total number of
                                                   Shares subject to the Option shall vest and become exercisable each month thereafter.

         Termination Period:                       Option may be exercised for ____ days after termination of your Continuous Service Status except as set out in Section 5 of the Stock Option Agreement (but in no event later than the
                                                   Expiration Date).  Optionee is responsible for keeping track of these exercise periods following termination for any reason of his or her service relationship with the Company.  The
                                                   Company will not provide further notice of such periods.

         Transferability:                          This Option may not be transferred.

         By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the China Automotive Systems, Inc. Stock Option Plan and the Stock Option Agreement, both of which are attached and made a part of this document.

In addition, you agree and acknowledge that your rights to any Shares underlying the Option will be earned only as you provide services to the Company over time, that the grant of the Option is not as consideration for services you rendered to the Company prior to your Vesting Commencement Date, and that nothing in this Notice or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company for any period of time, nor does it interfere in any way with your right or the Company's right to terminate that relationship at any time, for any reason, with or without cause.

                                                  CHINA AUTOMOTIVE SYSTEMS, INC.


________________________________________          By:  _________________________
"Merge Record #"                                  Name: ________________________
                                                  Title: _______________________
________________________________________
Print Name

                         CHINA AUTOMOTIVE SYSTEMS, INC.

                                STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT

         1. GRANT OF OPTION. China Automotive Systems, Inc., a Delaware corporation (the "Company"), hereby grants to "Merge Record #" ("Optionee"), an option (the "Option") to purchase the total number of shares of Common Stock (the "Shares") set forth in the Notice of Stock Option Grant (the "Notice"), at the exercise price per Share set forth in the Notice (the "Exercise Price") subject to the terms, definitions and provisions of the China Automotive Systems, Inc. Stock Option Plan (the "Plan") adopted by the Company, which is incorporated in this Agreement by reference. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan. This Stock Option Agreement shall be deemed executed by the Company and Optionee upon execution by such parties of the Notice.

         2. DESIGNATION OF OPTION. This Option is intended to be an Incentive Stock Option as defined in Section 422 of the Code only to the extent so designated in the Notice, and to the extent it is not so designated or to the extent the Option does not qualify as an Incentive Stock Option, it is intended to be a Nonstatutory Stock Option.

         Notwithstanding the above, if designated as an Incentive Stock Option, in the event that the Shares subject to this Option (and all other Incentive Stock Options granted to Optionee by the Company or any Parent or Subsidiary, including under other plans of the Company) that first become exercisable in any calendar year have an aggregate fair market value (determined for each Share as of the date of grant of the option covering such Share) in excess of $100,000, the Shares in excess of $100,000 shall be treated as subject to a Nonstatutory Stock Option, in accordance with Section 5(c) of the Plan.

         3. EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the Vesting/Exercise Schedule set out in the Notice and with the provisions of Section 10 of the Plan as follows:

            (a) RIGHT TO EXERCISE.

                (i) This Option may not be exercised for a fraction of a share.

                (ii) In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by
Section 5 below, subject to the limitations contained in this Section 3.

                (iii) In no event may this Option be exercised after the Expiration Date of the Option as set forth in the Notice.

            (b) METHOD OF EXERCISE.

                (i) This Option shall be exercisable by delivering to the Company a written notice of exercise (in the form attached as Exhibit A or in any other form of notice approved by the Plan Administrator) which shall state Optionee's election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered to the Company by such means as are determined by the Plan Administrator in its discretion to constitute adequate delivery. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

                (ii) As a condition to the exercise of this Option and as further set forth in Section 12 of the Plan, Optionee agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the vesting or exercise of the Option, or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

                (iii) The Company is not obligated, and will have no liability for failure, to issue or deliver any Shares upon exercise of the Option unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by the Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

         4. METHOD OF PAYMENT. Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of Optionee:

                (a) cash or check; or

                (b) delivery of a properly executed exercise notice together with irrevocable instructions to a broker approved by the Company to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price.

         5. TERMINATION OF RELATIONSHIP. Following the date of termination of Optionee's Continuous Service Status for any reason (the "Termination Date"), Optionee may exercise the Option only as set forth in the Notice and this
Section 5. To the extent that Optionee is not entitled to exercise this Option as of the Termination Date, or if Optionee does not exercise this Option within the Termination Period set forth in the Notice or the termination periods set forth below, the Option shall terminate in its entirety. In no event, may any Option be exercised after the Expiration Date of the Option as set forth in the Notice.

            (a) TERMINATION. In the event of termination of Optionee's Continuous Service Status other than as a result of Optionee's disability or death, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the Termination Period set forth in the Notice.

            (b) OTHER TERMINATIONS. In connection with any termination other than a termination covered by Section 5(a), Optionee may exercise the Option only as described below:

                (i) TERMINATION UPON DISABILITY OF OPTIONEE. In the event of termination of Optionee's Continuous Service Status as a result of Optionee's disability, Optionee may, but only within twelve months from the Termination Date, exercise this Option to the extent Optionee was entitled to exercise it as of such Termination Date.

                (ii) DEATH OF OPTIONEE. In the event of the death of Optionee
(a) during the term of this Option and while an Employee or Consultant of the Company and having been in Continuous Service Status since the date of grant of the Option, or (b) within thirty (30) days after Optionee's Termination Date, the Option may be exercised at any time within twelve months following the date of death by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Optionee was entitled to exercise the Option as of the Termination Date.

         6. NON-TRANSFERABILITY OF OPTION. [EXCEPT AS OTHERWISE SET FORTH IN THE NOTICE,] [T]his Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

         7 EFFECT OF AGREEMENT. Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the Option terms), and hereby accepts this Option and agrees to be bound by its contractual terms as set forth herein and in the Plan. Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Plan Administrator regarding any questions relating to the Option. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the Plan terms and provisions shall prevail. The Option, including the Plan, constitutes the entire agreement between Optionee and the Company on the subject matter hereof and supersedes all proposals, written or oral, and all other communications between the parties relating to such subject matter.

                                    EXHIBIT A

                               NOTICE OF EXERCISE

To:               China Automotive Systems, Inc.
Attn:             Stock Option Administrator
Subject:          Notice of Intention to Exercise Stock Option

         This is official notice that the undersigned ("Optionee") intends to exercise Optionee's option to purchase __________ shares of China Automotive Systems, Inc. Common Stock, under and pursuant to the Company's Stock Option Plan and the Stock Option Agreement dated ___________, as follows:

                  Grant Number:

                  Date of Purchase:

                  Number of Shares:

                  Purchase Price:

                  Method of Payment
                  of Purchase Price:

         Social Security No.:

         The shares should be issued as follows:

                  Name:

                  Address:





                  Signed:

                  Date:

                                                                      Appendix B


                                                 Adopted as of February 18, 2005




                NOMINATING/CORPORATE GOVERNANCE COMMITTEE CHARTER

       ADOPTED BY THE BOARD OF DIRECTORS OF CHINA AUTOMOTIVE SYSTEMS, INC.

PURPOSE

         The purpose of the Nominating/Corporate Governance Committee (the "Committee") of the board of directors (the "Board") of China Automotive Systems, Inc. (the "Company") is to identify individuals qualified to serve as members of the Board of the Company, and recommend nominees for election as directors of the Company, evaluate the Board's performance, develop and recommend to the Board corporate governance guidelines and provide oversight with respect to corporate governance and ethical conduct.

COMPOSITION

         The Committee shall be composed of three or more directors, as determined by the board of directors, each of whom shall satisfy the requirements of Nasdaq.

RESPONSIBILITIES

         The Committee is charged by the Board with the responsibility to:

         Identify and evaluate individuals, including individuals proposed by stockholders, qualified to serve as members of the Board, and recommend for determination by the independent directors of the Company nominees for election as directors of the Company at the next annual or special meeting of stockholders at which directors are to be elected, and identify, evaluate and recommend to the Board individuals to fill any vacancies or newly created directorships that may occur between such meetings.

         Recommend to the Board directors for appointment to its committees and, as appropriate, recommend rotation or removal of directors from Board committees.

         Cause to be prepared and recommend to the Board the adoption of corporate governance guidelines, and from time to time review and assess the guidelines and recommend changes for approval by the Board.

         Cause to be prepared and recommend to the Board the adoption of a code of ethics and a code of conduct (as applicable), and from time to time review and assess the codes, and recommend changes for approval by the Board.

         Oversee/Conduct an annual evaluation of the performance of the Board, including individual members of the Board, and discuss the evaluation with the full Board.

         Provide minutes of Committee meetings to the Board, and report to the Board on any significant matters arising from the Committee's work.

         At least annually, review and reassess this Charter and, if appropriate, recommend changes to the Board.

         Make recommendations to the Board regarding issues of management succession.

         Perform such other duties and responsibilities as may be assigned to the Committee by the Board.

AUTHORITY

         By adopting this Charter, the Board delegates to the Committee full authority in its discretion to:

         Perform each of the responsibilities of the Committee described above.

         Delegate such of its authority and responsibilities as the Committee deems proper to members of the Committee or a subcommittee.

         Appoint a chair of the Committee, unless a chair is designated by the Board.

         Engage and terminate search firms, independent counsel and other advisers as the Committee determines necessary to carry out its responsibilities, and approve the fees and other terms of retention of any such search firms, independent counsel and other advisers.

                  Cause the officers of the Company to provide such funding as the Committee shall determine to be appropriate for payment of compensation to any search firm or other advisers engaged by the Committee.

                                                                      Appendix C

                                                 Adopted as of February 18, 2005



                         REVISED AUDIT COMMITTEE CHARTER

       ADOPTED BY THE BOARD OF DIRECTORS OF CHINA AUTOMOTIVE SYSTEMS, INC.


PURPOSE

         The purpose of the Audit Committee (the "Committee") of the board of directors (the "Board") of China Automotive Systems, Inc. (the "Company") is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements and the effectiveness of the Company's internal control over financial reporting. Notwithstanding the foregoing, however, the Committee is not responsible for planning or conducting audits, or determining whether the Company's financial statements are complete and accurate or in accordance with generally accepted accounting principles.

COMPOSITION

         The Committee shall be composed of three or more directors, as determined by the Board, each of whom shall be "independent", as that term is defined in Section 10A(m) of the Securities Exchange Act of 1934 (the "Exchange Act"), and the applicable rules and regulations ("Regulations") of the SEC, and shall meet the independence and financial literacy requirements of Nasdaq. At least one member of the Committee shall be an "audit committee financial expert", as that term is defined in the Regulations, and shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES

         The Committee is charged by the Board with the responsibility to:

         1. Appoint and provide for the compensation of a "registered public accounting firm" (as that term is defined in Section 2(a) of the Sarbanes-Oxley Act of 2002) to serve as the Company's independent auditor, oversee the work of the independent auditor (including resolution of any disagreements between management and the independent auditor regarding financial reporting), evaluate the performance of the independent auditor and, if so determined by the Committee, replace the independent auditor; it being acknowledged that the independent auditor is ultimately accountable to the Board and the Committee, as representatives of the stockholders.

         2. Ensure the receipt of, and evaluate the written disclosures and the letter that the independent auditor submits to the Committee regarding the auditor's independence in accordance with Independence Standards Board Standard No. 1, discuss such reports with the auditor, oversee the independence of the independent auditor and, if so determined by the Committee in response to such reports, take appropriate action to address issues raised by such evaluation.

         3. Discuss with the independent auditor the matters required to be discussed by SAS 61, as it may be modified or supplemented.

         4. Instruct the independent auditor and the internal auditor, if any, to advise the Committee if there are any subjects that require special attention.

         5. Instruct the independent auditor to report to the Committee on all critical accounting policies of the Company, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor, and other material written communication between the independent auditor and management, and discuss these matters with the independent auditor and management.

         6. Meet with management and the independent auditor, together and separately, to discuss the annual financial statements and the report of the independent auditor thereon, and to discuss significant issues encountered in the course of the audit work, including: restrictions on the scope of activities; access to required information; the adequacy of internal controls, including any special steps adopted in light of any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting identified during the course of the annual audit, and the adequacy of disclosures about changes in internal control over financial reporting; the adequacy of the disclosure of off-balance sheet transactions, arrangements, obligations and relationships in reports filed with the SEC; and the appropriateness of the presentation of any non-GAAP financial measures (as defined in the Regulations) included in any report filed with the SEC or in any public disclosure or release.

         7. Review and discuss with management and the independent auditor management's report on internal control over financial reporting, and the independent auditor's audit of the effectiveness of the Company's internal control over financial reporting and its attestation report, prior to the filing of the Form 10-K.

         8. Review the management letter delivered by the independent auditor in connection with the audit.

         9. Following such review and discussions, if so determined by the Committee, recommend to the Board that the annual financial statements be included in the Company's annual report on Form 10-K.

         10. Meet quarterly with management and the independent auditor to discuss the quarterly financial statements prior to the filing of the Form 10-Q; provided that this responsibility may be delegated to the chairman of the Committee or a member of the Committee who is a financial expert.

         11. Meet at least once each year in separate executive sessions with management, the internal auditor, if any, and the independent auditor to discuss matters that any of them or the Committee believes could significantly affect the financial statements and should be discussed privately.

         12. Have such direct and independent interaction with members of management, including the Company's chief financial officer and chief accounting officer, as the Committee believes appropriate.

         13. Review significant changes to the Company's accounting principles and practices proposed by the independent auditor, the internal auditor, if any, or management.

         14.  Review the scope and results of internal audits, if any.

         15. Evaluate the performance of the internal auditor, if any, and, if so determined by the Committee, recommend replacement of the internal auditor.

         16. If there is an internal auditor, obtain and review periodic reports on the internal auditor's significant recommendations to management and management's responses.

         17. Conduct or authorize such inquiries into matters within the Committee's scope of responsibility as the Committee deems appropriate.

         18. Provide minutes of Committee meetings to the Board, and report to the Board on any significant matters arising from the Committee's work.

         19. At least annually, review and reassess this Charter and, if appropriate, recommend changes to the Board.

         20. Prepare the Committee report required by the Regulations to be included in the Company's annual proxy statement.

         21. Establish a procedure for receipt, retention and treatment of any complaints received by the Company about its accounting, internal accounting controls or auditing matters and for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

         22. Approve, in accordance with Sections 10A(h) and (i) of the Exchange Act, the Regulations and the Auditing Standards of the Public Company Accounting Oversight Board, all professional services, to be provided to the Company by its independent auditor, provided that the Committee shall not approve any non-audit services proscribed by Section 10A(g) of the Exchange Act in the absence of an applicable exemption. The Committee may adopt policies and procedures for the approval of such services which may include delegation of authority to a designated member or members of the Committee to approve such services so long as any such approvals are disclosed to the full Committee at its next scheduled meeting.

         23.  Review and approve all related party transactions.

Authority

         By adopting this Charter, the Board delegates to the Committee full authority in its discretion to:

         1. Perform each of the responsibilities of the Committee described above.

         2. Appoint a chair of the Committee, unless a chair is designated by the Board.

         3. Engage and oversee independent counsel and other advisers as the Committee determines necessary to carry out its responsibilities.

         4. Cause the officers of the Company to provide such funding as the Committee shall determine to be appropriate for payment of compensation to the Company's independent auditor and any legal counsel or other advisers engaged by the Committee, and payment of ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties.